SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 28, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-OPT2)


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

	On December 28, 1998 a scheduled distribution was made from the Trust
	to holders of the Class A Certificates.  The Trustee has caused to be filed
	with the Commission, the Monthly Report dated December 28, 1998.
	The Monthly Report is filed pursuant to and in accordance with
	(1) numerous no-action letters (2) current Commission policy in the area.
		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated December 28, 1998.


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-OPT2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          12/28/98


              Beginning                              Ending
              Certificate                            Certificate
ClassCusip    Balance(1)  Principal  Interest  LossesBalance
A    79548KE38269756137.912502091.76 1291361.75 0.00 267254046.15
M-1  79548KE4625710000.00       0.00 127555.32  0.00 25710000.00
M-2  79548KE5318854000.00       0.00  98034.11  0.00 18854000.00
M-3  79548KE6114569000.00       0.00  83365.93  0.00 14569000.00
CE   7955199A7 9427363.98       0.00 908861.62  0.00  9427363.98
P    7955199E9     100.00       0.00  29859.17  0.00      100.00
R-III79548KE95       0.00       0.00      0.00  0.00        0.00
Total         338316601.892502091.76 2539037.90 0.00 335814510.13





           AMOUNTS PER $1,000 UNIT     PASS THROUGH RATES

                                     Ending          Current
                                     Certificate     Pass-Through
ClassPrincipal   Interest Total      Balance   LossesInterest Rate
A    9.123763   4.7088917 13.8326551 974.52968 0.0000    5.22234%
M-1  0.000000   4.9613116  4.9613116 1000.000000.0000    5.41234%
M-2  0.000000   5.1996452  5.1996452 1000.000000.0000    5.67234%
M-3  0.000000   5.7221450  5.7221450 1000.000000.0000    6.24234%
CE   0.000000  96.4067604 96.4067604 1000.000000.0000    3.22371%
P    0.000000 298591.7000 298591.70001000.0000 0.0000    NA
R-III0.000000   0.0000000  0.0000000  0.000000 0.0000    5.22234%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION          140965.25
TRUSTEE FEES                               0.00

Section 4.02 (iv.)
P&I ADVANCES              Total Advances                159261.85
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF  28-Dec-98
     Stated Principal Balance of Mortgage Loans      335814510.13
     Stated Principal Balance of REO Properties              0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
     Number of Loans                                         2925
     Aggregate Principal Balance as of the Due Date  335814510.13
     Weighted Average Remaining Term to Maturity              354
     Weighted Average Mortgage Rate                      9.39999%



                                     Unpaid          Stated
Section 4.02 (vii.)                  Principal       Principal
DELINQUENCY INFORMATION              Balance   NumberBalance
30-59 days delinquent                3101801.50    29  3097555.63
60-89 days delinquent                 432276.69     7   431636.53
90 or more days delinquent                 0.00     0        0.00
Foreclosures                         2050448.79    27  2047893.16
Bankruptcies                         1642019.82    17  1640973.34


Section 4.02 (viii.)
REO INFORMATIO Loans that became REO properties in the
               preceding calendar month:
                                     Unpaid    Stated
                                     Principal Principal
                          Loan NumberBalance   Balance


Section 4.02 (ix.)        Total Book Value of REO Properties:
REO BOOK VALUES                                              0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
              Aggregate Amount of Principal Prepayments
                          Curtailments                   22163.44
                          Payments in Full             2297573.26

              Prepayment Charges                         29859.17
              REO Principal Amortization                     0.00

Section 4.02 (xi.)        Realized Losses that were incurred during the
REALIZED LOSSES           related Prepayment Period:

                          Total Realized Losses 0.00
                          Which Include:

                          Bankruptcy Losses      0.00


Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:             0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                   Certificate
                                     Factor
                          Class A     0.974530
                          Class M-1   1.000000
                          Class M-2   1.000000
                          Class M-3   1.000000
                          Class CE    0.979623

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                          Interest   Reduction from Allocation of:
                          Carry      Prepayment      Relief Act
              Interest    Forward    Interest        Interest
              Amount      Amount     ShortfallsLossesShortfalls
     A         1291361.75       0.00      0.00  0.00        0.00
     M-1        127555.32       0.00      0.00  0.00        0.00
     M-2         98034.11       0.00      0.00  0.00        0.00
     M-3         83365.93       0.00      0.00  0.00        0.00
     CE         908861.62         NA      0.00  0.00        0.00
     TOTAL     2509178.73       0.00      0.00  0.00        0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by Service       0.00


Section 4.02 (xvii.)
              Relief Act Interest Shortfall                 0.00
Section 4.02 (xviii.)
              Required Overcollateralized Amount       9427363.98
              Credit Enhancement Percentage             20.41614%
Section 4.02 (xix.)
              Overcollateralization Increase Amount         0.00
Section 4.02 (xx.)
              Overcollateralization Reduction Amount         0.00

Section 4.02 (xxi.)
PASS THROUGH RATE
              Current     Next
     Class    Interest RatInterest Rate
     A            5.22234%   5.80438%
     M-1          5.41234%   5.99438%
     M-2          5.67234%   6.25438%
     M-3          6.24234%   6.82438%
     CE           3.22371%
     P        NA
     R-III        5.22234%

PERFORMANCE MEASURES

     Net Monthly Excess Cash Flow     908861.62

     Delinquency Percentage            1.22702%

     Stepdown Date Occurrence        NO
     Trigger Event Occurrence        NO



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	December 31, 1998